As filed with the Securities and Exchange Commission on October 4, 2016

1933 Act Registration No. ________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[      ]            Pre-Effective Amendment No.  ___
[      ]            Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

CAMBRIA ETF TRUST
(Exact name of registrant as specified in charter)

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (310) 683-5500

Corporation Service Company
2711 Centreville Road
Suite 400
Wilmington, DE 19808
(Name and Address of Agent for Service)

Copy to:
 W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on November 3, 2016 pursuant to Rule 488.

Title of Securities Being Offered: Shares of Dhandho Junoon ETF.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

CAMBRIA ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting of Shareholders

Questions and Answers

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Exhibits

The information in this combined proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of
Dhandho Junoon ETF
a series of Elevation ETF Trust

1290 Broadway
Suite 1100
Denver, Colorado 80203
(303) 623-2577

Into

Dhandho Junoon ETF
a series of Cambria ETF Trust

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(310) 683-5500

[          ], 2016

ELEVATION ETF TRUST
 Dhandho Junoon ETF

1290 Broadway
Suite 1100
Denver, Colorado 80203

[          ], 2016

Dear Shareholder:

On behalf of the Board of Trustees of Elevation ETF Trust, we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of Dhandho Junoon ETF (the “Target Fund”), a series of Elevation ETF Trust (the “Elevation Trust”), on December 5, 2016, at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado at 9:00 a.m. Mountain Time.

As discussed in more detail in the enclosed Proxy Statement/Prospectus, at the Special Meeting, the shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into a corresponding new fund with the same name (the “Acquiring Fund”), which is a newly created series of Cambria ETF Trust (the “Cambria Trust”). The Acquiring Fund was established solely for the purpose of acquiring the assets of the Target Fund and continuing the Target Fund’s business (the “Reorganization”). Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Fund (and cash with respect to any fractional shares held of the Target Fund) equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. The Acquiring Fund will be managed by Cambria Investment Management, L.P. (“Cambria”) whereas the Target Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors”). Although the portfolio management team will change, Cambria will manage the Acquiring Fund in accordance with the same investment objective, and subject to substantially the same investment strategies, policies, and risks as the Target Fund immediately prior to the Reorganization. Dhandho Funds LLC, which sub-licenses the use of the Target Fund’s underlying index to ALPS Advisors, will sub-license the use of the same index to Cambria for use by the Acquiring Fund after the Reorganization.

Your vote is important.

The Board of Trustees of the Elevation Trust believes that the proposed Reorganization is in the best interest of Target Fund shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.

You can vote in one of four ways:

•	By mail with the enclosed proxy card;

•	By internet through the website listed in the proxy voting instructions;

•	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

•	In person at the special shareholder meeting on December 5, 2016.

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Proxy Statement/Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Computershare at ______________.

Your vote is very important to us. Thank you for your response and for your continued investment in the Dhandho Junoon ETF.

Respectfully,

Jeremy O. May President Elevation ETF Trust

ELEVATION ETF TRUST
 Dhandho Junoon ETF

1290 Broadway
Suite 1100
Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 5, 2016

To the Shareholders of the Dhandho Junoon ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Dhandho Junoon ETF (the “Target Fund”), a series of Elevation ETF Trust, is to be held at 9:00 a.m. Mountain Time on Monday, December 5, 2016, at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Special Meeting is being held to approve the Agreement and Plan of Reorganization approved by the Elevation ETF Trust’s Board of Trustees, which provides for the reorganization of the Target Fund, a series of Elevation ETF Trust, into the identically-named Dhandho Junoon ETF, a newly created series of Cambria ETF Trust.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on October 25, 2016, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 5, 2016, or any adjournment or postponement thereof.  This Notice and the Combined Proxy Statement and Prospectus are available on the internet at http://www.[                    ]. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Andrea E. Kuchli
Secretary

[          ], 2016

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares.  Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet and by automated touchtone as set forth below:

•	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact the Target Fund, toll-free at 1-844-808-3557.  If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Computershare, the Target Fund’s proxy solicitor, in either case, to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

ELEVATION ETF TRUST
 Dhandho Junoon ETF

1290 Broadway
Suite 1100
Denver, Colorado 80203

QUESTIONS AND ANSWERS

Dated: [          ], 2016

Question:  What is this document and why did you send it to me?

Answer:  The attached Combined Proxy Statement and Prospectus is a proxy statement for the Dhandho Junoon ETF (the “Target Fund”), a series of Elevation ETF Trust (the “Elevation Trust”), and a prospectus for the shares of the identically-named Dhandho Junoon ETF (the “Acquiring Fund”), a newly created series of Cambria ETF Trust (the “Cambria Trust”), (collectively, the “Proxy Statement”).  The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between the Elevation Trust and the Cambria Trust (the “Plan”), a form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the shares of the Acquiring Fund.

The Proxy Statement contains information that you should know before voting on the Reorganization.  The Proxy Statement should be retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Cambria Trust.  ALPS Advisors, Inc. (“ALPS Advisors”), the current investment adviser to the Target Fund, recommends that the Target Fund be reorganized as a series of the Cambria Trust.

Question:  How will the Reorganization work?

Answer:  In order to reconstitute the Target Fund as a series of the Cambria Trust, a substantially identical fund, referred to as the “Acquiring Fund,” has been created as a new series of the Cambria Trust.  The Acquiring Fund is newly organized and has no assets or liabilities.  If shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The Target Fund will then distribute the shares and cash in lieu of fractional shares, if any, it receives from the Acquiring Fund pro rata to shareholders.  Existing shareholders of the Target Fund’s shares will become shareholders of the Acquiring Fund’s shares and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund (and cash in lieu of any fractional shares held by the Target Fund shareholder, if any) with a value equal to the aggregate net asset value of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization.  Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about December 12, 2016.

Question:  How will the Reorganization affect me as a shareholder?

Answer:  You will become a shareholder of the Acquiring Fund.  You will receive shares of the Acquiring Fund (and cash in lieu of any fractional shares you hold, if any) with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization.

Question:  Is the Acquiring Fund different from the Target Fund?

Answer:  The investment objective of the Acquiring Fund will be identical, and the investment strategies of the Acquiring Fund will be substantially identical, to those of the Target Fund.

Question:  Who will manage the Acquiring Fund?

Answer: The Reorganization will shift management responsibility for the Target Fund from ALPS Advisors to Cambria Investment Management, L.P. (“Cambria”).  Cambria is an experienced provider of investment advisory services with approximately $275.6 million in exchange-traded fund assets and $311.3 million in overall assets under management as of June 30, 2016.  Since 2006, Cambria has offered a variety of services and products, including separate account management and exchange-traded funds.  There are currently nine series of the Cambria Trust, including the Acquiring Fund.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer:  The fees and expenses you pay as a shareholder of the Target Fund are not expected to change.  Each Fund operates under a unitary fee contract structure whereby each Fund pays for its investment advisory and administrative services under what is essentially an “all-in” fee arrangement.  The management fee for the Acquiring Fund is the same as the management fee for the Target Fund (0.75% per annum of each Fund’s average daily net assets).  The estimated total annual fund operating expenses of the shares of the Target Fund and the Acquiring Fund are 0.75% of their respective average daily net assets.  The Acquiring Fund has adopted a 12b-1 Distribution and Service Plan under which the Acquiring Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Fund, and the Acquiring Fund’s Board of Trustees has not approved the commencement of any payments under the plan.  The Target Fund has not adopted a 12b-1 plan.

Question:  Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: In exchange for your shares of the Target Fund, you will receive a number of shares of the Acquiring Fund equal in value to the current net asset value of your Target Fund shares immediately prior to the Reorganization.

Question:  Will the Reorganization result in any taxes?

Answer:  The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended.  In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares (and cash in lieu of fractional shares, if any) of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares, if any).  Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

Question:  Will my cost basis change as a result of the Reorganization?

Answer:  No, your total cost basis is not expected to change as a result of the Reorganization.

Question:  Will I be charged a commission or other fee as a result of the Reorganization?

Answer:  No commission or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.

Question:  How does the Board of Trustees recommend that I vote?

Answer:  After careful consideration and upon recommendation of ALPS Advisors, the Elevation Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  The Target Fund and Target Fund shareholders will not incur any expenses in connection with the Reorganization.  Dhandho Funds LLC, the co-brand licensor for the Underlying Index, will bear all direct expenses relating to the Reorganization.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of the Target Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about December [12], 2016. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares (and your fractional shares, if any, will automatically be converted to cash).

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  If shareholders of the Target Fund do not approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund and the Elevation Trust’s Board of Trustees will meet to consider other alternatives.

Question:  How do I vote my shares?

Answer:  You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.

Question:  Who do I call if I have questions?

Answer:  If you have any questions regarding the proposal or the proxy card, or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, Computershare, toll-free at 1-844-808-3557.

COMBINED PROXY STATEMENT AND PROSPECTUS

[          ], 2016

For the Reorganization of

Dhandho Junoon ETF
a series of Elevation ETF Trust

1290 Broadway
Suite 1100
Denver, Colorado 80203
(303) 623-2577

Into

Dhandho Junoon ETF
a series of Cambria ETF Trust

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(310) 683-5500

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (also referred to as the “Board”) of Elevation ETF Trust (the “Elevation Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Dhandho Junoon ETF, a series of the Elevation Trust (the “Target Fund”), at the principal executive offices of the Elevation Trust located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, December 5, 2016, at 9:00 a.m. Mountain Time.  At the Special Meeting, shareholders of the Target Fund will be asked:

To approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Elevation Trust’s Board of Trustees, which provides for the reorganization of the Target Fund into the identically-named Dhandho Junoon ETF (the “Acquiring Fund”), a newly created series of Cambria ETF Trust (the “Cambria Trust”) (the “Reorganization”).

The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.   Shareholders of the Target Fund will receive shares of the Acquiring Fund (and cash in lieu of any fractional shares held by Target Fund shareholders, if any) with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Acquiring Fund.  After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but would become shareholders of the Acquiring Fund.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•	the Statement of Additional Information dated [ ], 2016, relating to this Proxy Statement (“Proxy Statement SAI”);

•	the Prospectus of the Target Fund, dated March 31, 2016, as amended and supplemented (“Target Fund Prospectus”);

•	the Prospectus of the Acquiring Fund, dated [October 12], 2016, as amended and supplemented (“Acquiring Fund Prospectus”);

•	the Semi-Annual Report for the Target Fund for the period from April 1, 2016 (commencement of operations) to April 30, 2016 (“Target Fund Semi-Annual Report”);

•	the Statement of Additional Information of the Target Fund, dated March 31, 2016, as amended and supplemented (“Target Fund SAI”); and

•	the Statement of Additional Information of the Acquiring Fund, dated [October 12], 2016, as amended and supplemented (“Acquiring Fund SAI”).

The Target Fund Prospectus and the Target Fund Semi-Annual Report have previously been delivered to Target Fund shareholders. To provide you with additional information about the Acquiring Fund, the Prospectus of the Acquiring Fund, into which the Target Fund will reorganize accompanies this Proxy Statement. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization.

Copies of any of the foregoing documents relating to the Acquiring Fund are available upon request and without charge by writing to the Cambria Trust or by calling (toll-free) at 855-ETF-INFO (383-4636) or visiting www.dhandhofunds.com. Copies of the Proxy Statement, Proxy Statement SAI and any of the foregoing documents relating to the Target Fund are available upon request and without charge by writing to the Elevation Trust, through the internet at www.[xxx].com, or by calling (toll-free) at 1-844-808-3557.  The Target Fund expects that this Proxy Statement will be sent to shareholders on or about November 7, 2016.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in any fund involves investment risk, including the possible loss of principal.

Table of Contents

APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B FINANCIAL HIGHLIGHTS OF THE TARGET FUND	B-1
APPENDIX C OWNERSHIP OF SHARES OF THE TARGET FUND	C-1

PROPOSAL – TO APPROVE THE AGREEMENT AND
 PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The Board of Trustees, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Elevation Trust, proposes that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund.  A form of the Plan is attached to this Proxy Statement as Appendix A.  The Board considered the Reorganization at a regularly scheduled meeting held on September 19, 2016 and a special meeting held on September 26, 2016.  The Board believes that the Reorganization is in the best interests of the Target Fund and its shareholders.  See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

In order to reorganize the Target Fund into a series of the Cambria Trust, a substantially identical fund, the Acquiring Fund, which is also named the “Dhandho Junoon ETF,” has been created as a new series of the Cambria Trust.  If the shareholders of the Target Fund approve the Plan, the Reorganization will have these primary steps:

•	All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities;

•	Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares (and cash in lieu of fractional shares, if any) received by the Target Fund pro rata to its shareholders; and

•	Without further notice, the outstanding shares of the Target Fund held by the shareholders will then be redeemed and canceled and the Target Fund will be liquidated and terminated.

Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares (and cash in lieu of any fractional shares, if any) to Target Fund shareholders, and the liquidation and termination of the Target Fund.  The Acquiring Fund shares issued (and cash paid in lieu of fractional shares, if any) in connection with the Reorganization will have an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes.  As a result of the Reorganization, existing shareholders of the Target Fund’s shares will become shareholders of the Acquiring Fund’s shares. Shareholders of the Target Fund will receive shares of the Acquiring Fund (and cash in lieu of any fractional shares held by the Target Fund shareholder) with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization.  No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

The Elevation Trust believes that the Reorganization will qualify as a tax-free transaction for federal income tax purposes.  In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares (and cash in lieu of fractional shares, if any) of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares, if any).  The Elevation Trust and the Cambria Trust will receive an opinion from tax counsel to the Elevation Trust confirming such tax treatment.

EFFECT OF THE REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Cambria Trust.

Certain basic information about the Target Fund and Acquiring Fund is provided in the table below.  The Target Fund and Acquiring Fund are sometimes referred to together as the “Funds.”

Target Fund	Acquiring Fund
Dhandho Junoon ETF, a series of Elevation ETF Trust (an open-end management investment company registered with the SEC)	Dhandho Junoon ETF, a series of Cambria ETF Trust (an open-end management investment company registered with the SEC)
Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)	Same
Ticker: JUNE	Same following the Reorganization
Fiscal year end: October 31	Same
Organized as a Delaware statutory trust	Same
Diversification status: Non-diversified	Same
Underlying Index: Dhandho Junoon Index (ticker symbol NOON)	Same

The Reorganization will shift management responsibility for the Target Fund from ALPS Advisors, Inc. (“ALPS Advisors”) to Cambria Investment Management, L.P. (“Cambria”).  The investment objective of the Acquiring Fund will be identical, and the investment strategies of the Acquiring Fund will be substantially identical, to those of the Target Fund.  The Acquiring Fund and the Target Fund are each non-diversified for purposes of the 1940 Act, meaning that, as compared to a diversified fund, they can invest a greater percentage of assets in securities issued by or representing a small number of issuers.  As a result, the performance of these issuers can have a substantial impact on the Funds’ performance.

The Reorganization will not result in any increase in the management fee payable by the Acquiring Fund over the management fee currently paid by the Target Fund.  The Target Fund pays ALPS Advisors a unitary management fee on a monthly basis at the annual rate of 0.75% of the Target Fund’s average daily net assets. Under the Target Fund’s advisory agreement, ALPS Advisors pays substantially all expenses of the Target Fund, except for the fee payment under the advisory agreement, brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses; and other extraordinary expenses.  The Acquiring Fund will also operate under a unitary fee structure at the same management fee rate as the Target Fund.  Under the Acquiring Fund’s advisory agreement, Cambria will pay substantially all expenses of the Fund, except for the fee payment under the advisory agreement, payments under the 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses; and other extraordinary expenses.  While the Acquiring Fund has adopted a Rule 12b-1 Distribution and Service Plan (“12b-1 Plan”) under which the Acquiring Fund may bear a 12b-1 fee up to 0.25% annually of its average daily net assets, the Board of Trustees of the Cambria Trust has not currently approved any payments under the 12b-1 Plan.  The Target Fund has not adopted a 12b-1 plan.

The total expense ratios of the Target Fund’s shares and the Acquiring Fund shares are expected to be the same.  The projected total annual fund operating expenses for the shares of the Target Fund are estimated to be 0.75% of the Target Funds average daily net assets.  The projected total annual fund operating expenses for the shares of the Acquiring Fund are estimated to be 0.75% of the Acquiring Fund’s average daily net assets.

The Reorganization will affect certain other services currently provided to the Target Fund as set forth under “Summary Comparison of the Funds–Other Service Providers” below.

Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares through his or her financial intermediary up to and including the day of the Reorganization. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares (and fractional shares held by any shareholder will automatically be converted to cash).

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring Fund after giving effect to the Reorganization. Expenses for each Fund are estimated operating expenses to be incurred by the shares of the Target Fund and the Acquiring Fund for the fiscal year ending October 31, 2016.  The pro forma fees and expenses for the shares of the Acquiring Fund assume that the Reorganization had been in effect for the same period.

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses (1)	0.00%	0.00%
Total Annual Fund Operating Expenses (1)	0.75%	0.75%

(1)	Based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Target Fund shares	$77	$240
Acquiring Fund shares – (Pro forma)	$77	$240

Performance Information

The Acquiring Fund will not commence operations until after the closing of the Reorganization.  At that time, the Acquiring Fund will adopt the performance history of the Target Fund.  As of the date of this Prospectus, the Target Fund has not completed a full calendar year of investment operations. When available, the performance information included in the Acquiring Fund’s prospectus will provide some indication of the risks of investing in the Acquiring Fund by showing the Acquiring Fund’s annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index (defined below) and a broad measure of market performance.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance.  Because the Acquiring Fund is newly organized and the Target Fund has not completed a full calendar year of investment operations, no portfolio turnover data is available.

Principal Investment Objectives, Strategies and Policies

The Target Fund and the Acquiring Fund have identical investment objectives and substantially identical strategies, which are presented in the table below.

The Acquiring Fund has been created as a new series of the Cambria Trust solely for the purpose of acquiring the Target Fund’s assets and continuing its business, and will not conduct any investment operations until after the closing of the Reorganization.  Cambria has reviewed the Target Fund’s current portfolio holdings and determined that those holdings are compatible with the Acquiring Fund’s investment objective and policies.  As a result, Cambria believes that, if the Reorganization is approved, all or substantially all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund.

Target Fund	Acquiring Fund
Investment Objective
The Target Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Dhandho Junoon Index (ticker symbol NOON) (the “Underlying Index”).
Same
The Target Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Target Fund has adopted a policy that requires it to provide shareholders with at least 60 days’ notice prior to any material change in its investment objective.
Same, except that the Acquiring Fund must provide at least 60 days’ prior written notice to shareholders for any change to its investment objective.
Principal Investment Strategies
The Target Fund will seek investment results that correspond (before fees and expenses) generally to the performance of the Underlying Index. The Underlying Index utilizes a proprietary, rules-based methodology developed by Indxx LLC (the “Index Provider”) to select approximately 100 U.S. equity securities, master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”) listed on the New York Stock Exchange (“NYSE”), NYSE Arca and the NASDAQ Stock Market from three categories of issuers—”Share Buyback,” “Spin-off” and “Select Value Manager Holdings.” The methodology and criteria used to select the components of the Underlying Index are described in more detail below.
Same

Share Buyback	Share Buyback
To qualify for the Share Buyback category, issuers must have repurchased between 1% to 26% of their shares outstanding during the trailing 12 month period measured one quarter preceding the Underlying Index’s rebalancing date and have a market capitalization of at least $1 billion. The securities from this universe are then ranked from highest to lowest based on the percentage of shares repurchased and the 33 issuers with the highest such percentages are selected for inclusion in the Underlying Index.
Same
Spin-Off	Spin-Off
To qualify for the Spin-off category, issuers must have been spun-off from their parent companies in the past 12-84 months and have a market capitalization of at least $500 million. The securities from this universe are then ranked based on how recently the spin-off occurred and the 25 to 33 issuers with the most recent spin-off dates are selected for inclusion in the Underlying Index.
Same, except that the reference to “12-84 months” has been changed to “one to seven years.”
Select Value Manager Holdings	Select Value Manager Holdings
To qualify for the Select Value Manager Holdings category, issuers must have been held by one of 22 selected value hedge funds during the preceding quarter as reported on their Form 13F filings, and the issuers must have a market capitalization of at least $1 billion. The securities from this universe are then grouped by hedge fund and ranked within each group from largest position to smallest position held by each hedge fund. The 34 issuers with the largest position in the hedge funds are selected for inclusion in the Underlying Index, subject to a predetermined limit per hedge fund. During reconstitutions, the hedge funds will be selected by an independent investment committee based upon the committee’s selection criteria including, that the hedge fund must have (i) at least five years of Form 13F filings, (ii) assets under management of at least $500 million, and (iii) an increase in assets under management at least equal to the Consumer Price Index in the last 12 months.
Same
Initially, the Underlying Index allocated its exposure 75% to the Share Buyback category, 5% to the Spin-off category and 20% to the Select Value Manager Holdings category and the constituents were equally-weighted within each category. At each rebalance, proceeds from any corporate actions, dividends and sales of securities, are allocated as follows:
Same

Share Buyback.  35% is invested in constituents that are more than three years old in the category; 35% is invested in constituents that are two to three years old in the category; and 30% is invested in new constituents that enter the category during the rebalance. The proceeds are allocated among the constituents equally within each group.
Same
Spin-off. 50% is allocated to existing category constituents and 50% is allocated to new category constituents. The proceeds are allocated among the constituents equally within each group.	Same
Select Value Manager Holdings. 100% is allocated equally among new category constituents. If there are no new constituents, proceeds are allocated equally among the existing constituents.	Same
The Target Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Index. Under normal conditions, the Target Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Target Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index

The Acquiring Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Index. The Acquiring Fund expects to employ a replication strategy in seeking to track the performance of the Underlying Index. This means that the Acquiring Fund will typically seek to invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index. If the Acquiring Fund is unable to fully replicate the Underlying Index, it will use a representative sampling strategy. When sampling, the Acquiring Fund may invest in instruments not included in the Underlying Index, but which Cambria, the Acquiring Fund’s investment adviser, believes will help the Acquiring Fund track the Underlying Index. For example, there may be instances in which Cambria may choose to purchase or sell securities not in the Underlying Index which Cambria believes are appropriate to substitute for one or more such securities.  In addition, the Fund will normally invest at least 80% of its total assets (excluding securities lending collateral) in securities that comprise the Underlying Index and depositary receipts that represent component securities of the Underlying Index.

To the extent the Underlying Index is concentrated in a particular industry, the Target Fund will be concentrated more or less to the same extent in that industry.
To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Acquiring Fund is expected to concentrate to approximately the same extent.

The Target Fund is non-diversified, and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.	Same

Temporary Defensive Strategy
The Target Fund will not invest in money market instruments as part of a temporary defensive strategy, or otherwise implement a temporary defensive strategy, to protect against potential stock market declines generally, or declines in the performance of the Underlying Index specifically.

Same

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund’s shares may be affected by its investment objective, principal investment strategies and particular risk factors.  The principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s NAV.  There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in the Funds are similar, as their investment objectives are identical and the investment strategies of the Funds are substantially identical.  However, the Acquiring Fund has included certain additional risk disclosures in its prospectus to clarify for shareholders the principal risks of investing in the Acquiring Fund.  The additional risks included in the Acquiring Fund Prospectus include market events risk.  The Acquiring Fund Prospectus also discloses the risks associated with investments in depositary receipts generally while the Target Fund Prospectus discusses risks related to ADRs specifically.  The principal risks of investing in the Funds are set forth below, as described in the Acquiring Fund’s prospectus:

Concentration Risk. To the extent the Underlying Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Equity Investing Risk. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

Foreign Investment Risk. Since the Underlying Index may include ADRs, the Fund’s investments involve risks of investing in foreign securities in addition to the risks associated with domestic securities. Returns on investments in foreign issuers could be more volatile than, or trail the returns on, investments in U.S. issuers. Investments in or exposures to foreign investments entail special risks, including due to differences in information available about foreign issuers; differences in investor protection standards; capital controls risks, including the risk of a jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. Foreign investments are subject to fluctuations in currency exchange rates and may be subject to foreign withholding and other taxes.

Form 13F Data Risk. The Form 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given hedge fund may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the Form 13F filing may only disclose a subset of a particular hedge fund’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given hedge fund. The Select Value Manager Holdings category of the Underlying Index may not be representative of a hedge fund’s universe or the strategies that give rise to the reported holdings. Because the Form 13F filings are publicly available, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares, they could be worth less than what you paid for them.

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Large-Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

MLP Risk. MLP investments involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.  The operations of MLPs are also subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations.

Non-Diversification Risk. The Fund is non-diversified. Investment by the Fund in securities of a limited number of issuers may expose it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of the Underlying Index. As a result, the Fund expects to hold components of the Underlying Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium-Discount Risk. The shares may trade above or below their net asset value, or NAV.  The market prices of shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on NYSE Arca. The trading price of Shares may deviate significantly from NAV during periods of market volatility.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. Although the shares are listed on NYSE Arca, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on NYSE Arca may be halted.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Tax Risk. The Fund intends to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), by meeting certain source-of-income, asset diversification and annual distribution requirements. RICs are generally subject to favorable tax treatment under the Code. To meet the diversification requirements, the Fund must generally limit its investments in MLPs to no more than 25% of the Fund’s total assets. If the Fund fails to qualify for treatment as a RIC, the Fund may be subject to tax on its income at corporate rates, distributions from the Fund may be taxable to shareholders, and shareholders’ returns on their investments in the Fund could be significantly reduced.

Tracking Error Risk. Although the Fund attempts to track the performance of the Underlying Index, the Fund may not be able to duplicate its exact composition or return due to, among other things, fees and expenses paid by the Fund that are not reflected in the Underlying Index. If the Fund is small, it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels.

Value Investment Risk. Value investments are subject to the risk that their intrinsic value may never be realized by the market. Value investments tend to underperform in growth markets.

Funds’ Investment Restrictions and Limitations

The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Trustees without affirmative shareholder approval) are substantially identical, except that the fundamental investment restrictions of the Acquiring Fund differ from those of the Target Fund to the extent necessary to harmonize them with the investment restrictions of other funds in the Cambria Trust.  The Target Fund’s fundamental investment restrictions, as well as the Target Fund’s interpretations of those restrictions, are summarized under the section entitled “Investment Restrictions and Policies” in the Target Fund SAI, which is incorporated by reference into this Proxy Statement.  The Acquiring Fund’s fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are summarized under the section entitled “Investment Policies and Restrictions” in the Acquiring Fund SAI, which is incorporated by reference into this Proxy Statement.

A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.

The Target Fund has a non-fundamental investment policy that it may not invest in illiquid securities if, as a result of such investment, more than 15% of the Target Fund’s net assets would be invested in illiquid securities.  This illiquid securities policy may be changed by the Elevation Trust’s Board of Trustees, without shareholder approval. The Acquiring Fund is subject to the same investment limitation pursuant to SEC guidance but has not adopted such limitation as a non-fundamental policy. Unless otherwise indicated in the Acquiring Fund Prospectus or SAI, the investment policies of the Acquiring Fund may be changed without shareholder approval.

Management

Boards of Trustees

Overall responsibility for oversight of the Elevation Trust rests with its Board of Trustees. The Board of Trustees is responsible for overseeing ALPS Advisors and other service providers in the operations of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Elevation Trust’s governing documents. The Elevation Trust currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Trust.  A list of the Trustees and officers of the Elevation Trust, and their present positions and principal occupations, is provided under “Management” in the Target Fund SAI.

The business and affairs of the Cambria Trust are managed by its officers under the oversight of its Board of Trustees. The Board sets broad policies for the Cambria Trust and may appoint Cambria Trust officers. The Board of Trustees oversees the performance of Cambria and the Cambria Trust’s other service providers.  The Cambria Trust currently has three Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Trust.  A list of the Trustees and officers of the Cambria Trust, and their present positions and principal occupations, is provided under “Management of the Fund” in the Acquiring Fund SAI.

Investment Advisers

ALPS Advisors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Fund.  ALPS Advisors manages the investment and reinvestment of the Target Fund’s assets and administers the affairs of the Target Fund subject to the oversight of the Elevation Trust’s Board of Trustees.

Cambria Investment Management, L.P., located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245, is an investment adviser registered with the SEC and serves as the investment adviser to the Acquiring Fund.  Cambria is responsible for overseeing the management and business affairs of the Acquiring Fund and has discretion to purchase and sell securities in accordance with the Acquiring Fund’s objective, policies, and restrictions.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

Target Fund	Acquiring Fund
Ryan Mischker has been a Portfolio Manager for the Target Fund since its inception. He has oversight of the day-to-day operations of the department. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and prospectus/statement of additional information investment guidelines and restrictions. Mr. Mischker has over 13 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mebane T. Faber has been co-founder and the Chief Investment Officer of Cambria since 2006, and has been portfolio manager of the Acquiring Fund since October 2016. Mr. Faber is the manager of Cambria’s separate accounts and private investment funds for accredited investors. Mr. Faber is also the author of the Mebane Faber Research blog, author of Shareholder Yield, and the co-author of The Ivy Portfolio: How to Invest Like the Top Endowments and Avoid Bear Markets. Mr. Faber graduated from the University of Virginia with a double major in Engineering Science and Biology. He is a Chartered Alternative Investment Analyst (CAIA) and Chartered Market Technician (CMT).

Andrew Hicks has been a Portfolio Manager for the Target Fund since its inception. Mr. Hicks joined ALPS Advisors as a portfolio manager in 2015. Prior to joining ALPS Advisors, Mr. Hicks was a senior equity trader and research analyst with Virtus Investment Partners in New York City, specializing in ETF trading and international research. From 2007 to 2011, Mr. Hicks was an equity trader and research analyst at SCM Advisors in San Francisco, an affiliate of Virtus Investment Partners. With over 15 years of experience, Mr. Hicks gained international equity trading experience while at Wentworth, Hauser & Violich, and he began his career in semiconductor equity research at Citi. Mr. Hicks earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Eric W. Richardson has been co-founder and Chief Executive Officer of Cambria since 2006, and has been portfolio manager of the Acquiring Fund since October 2016. Mr. Richardson is the manager of Cambria’s separate accounts and private investment funds for accredited investors. Prior to Cambria’s formation in 2006, Mr. Richardson served as the President and portfolio manager of Kwai Financial, the venture capital division of Headwaters Incorporated (NYSE: HW). Previous to this, Mr. Richardson served as Vice President of Institutional Sales for Imperial Capital, LLC, a FINRA-registered broker/dealer, where he was responsible for sales and trading of public and private securities to institutional investors. Mr. Richardson began his professional career as a banking and real estate attorney in the Los Angeles office of Milbank, Tweed Hadley & McCloy, where he represented institutional lenders in private banking and structured finance transactions. Mr. Richardson is the co-author of The Ivy Portfolio: How to Invest Like the Top Endowments and Avoid Bear Markets. Mr. Richardson received his B.A. from the University of Southern California and his J.D. from the University of Michigan Law School. Mr. Richardson is a member of the California Bar Association and holds the Series 7, 24 and 66 licenses.

The Target Fund SAI and the Acquiring Fund SAI provide additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Investment Advisory Fees

Pursuant to an advisory agreement between the Elevation Trust, on behalf of the Target Fund, and ALPS Advisors (the “ALPS Advisory Agreement”), the Target Fund pays ALPS Advisors a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Target Fund’s average daily net assets. From time to time, ALPS Advisors may waive all or a portion of its fee.  Out of the unitary management fee, ALPS Advisors pays substantially all expenses of the Target Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, but excluding interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Target Fund’s business.

Pursuant to an investment advisory agreement between the Cambria Trust, on behalf of the Acquiring Fund, and Cambria (“Cambria Advisory Agreement”), the Acquiring Fund pays Cambria an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.75% of the Acquiring Fund’s average daily net assets.  Cambria bears all of its own costs associated with providing the advisory services and all expenses of the Acquiring Fund, except for the fee payment under the Cambria Advisory Agreement, payments under the 12b-1 Plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

A discussion regarding the basis for the Elevation Trust’s Board of Trustees’ approval of the ALPS Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Semi-Annual Report.  A discussion regarding the basis for the Cambria Trust’s Board of Trustees’ approval of the Cambria Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s semi-annual report to shareholders for the period ended December 31, 2016.

Other Service Providers

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	ALPS Fund Services, Inc.	SEI Investments Global Fund Services
Transfer Agent	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Custodian	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Distributor and Principal Underwriter	ALPS Distributors, Inc.	SEI Investments Distribution Co.
Auditor	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Purchase and Redemption of Shares

The Funds issue and redeem shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.  It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy. Shares of the Target Fund are listed, and shares of the Acquiring Fund following the Reorganization will be listed, for trading on NYSE Arca under the ticker symbol JUNE.

For a discussion of how the Target Fund’s shares may be purchased and redeemed, as applicable, see “Purchase and Redemption of Shares” and “How to Buy Shares” in the Target Fund Prospectus incorporated by reference herein.  For a discussion of how the Acquiring Fund’s shares may be purchased, exchanged and redeemed, as applicable, see “Purchase and Sale of Fund Shares” and “Buying and Selling the Funds” in the Acquiring Fund Prospectus which accompanies this Proxy Statement.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions will be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she is investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although he/she may be taxed on withdrawals from his/her tax-advantaged account.

BOARD CONSIDERATIONS

ALPS Advisors proposed, and the Board considered  the Reorganization at an in-person meeting held on September 19, 2016 and a telephonic meeting held on September 26, 2016.  Based upon the recommendation of ALPS Advisors, the Board’s evaluation of the terms of the Plan and other relevant information prepared by ALPS Advisors and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the Trustees who are not “interested persons” of the Elevation Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and determined to approve the Reorganization and the Plan.

The Board considered the following factors, among others, in its evaluation of the Reorganization:

The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares (and cash in lieu of fractional shares, if any) of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganization.  In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of whole Acquiring Fund shares and cash in lieu of any fractional shares held by the shareholder equal to the value of whole and any fractional Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund Prospectus and SAI, as may be supplemented. As a result, the Board noted that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Target Fund’s shareholders for approval.

Identical Investment Objective and Substantially Identical Investment Strategies and Limitations.  The Board considered that the investment objective of the Acquiring Fund is identical, and the investment strategies of the Acquiring Fund are substantially identical, to those of the Target Fund.  The Board noted that the investment limitations of the Acquiring Fund differ only slightly from those of the Target Fund and that such differences do not materially affect the management of the Acquiring Fund. The Board also noted that both Funds employ a passive investment strategy with respect to the same Underlying Index and, therefore, the change of the investment adviser from ALPS Advisors to Cambria is not expected to materially affect the implementation of the investment strategy.

Expenses Relating to Reorganization.  The Board considered that the Target Fund shareholders will not incur any expenses in connection with the Reorganization.  The Board considered that Dhandho Funds LLC, the co-brand licensor for the Underlying Index, will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios.  The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Funds–Fees and Expenses” section above), which indicated that the estimated total annual fund operating expense ratio for the shares of the Target Fund and the Acquiring Fund are expected to be the same.

Distribution; Distribution and Service Fees.  The Board considered the distribution capabilities of Cambria and its commitment to distribute the shares of the Acquiring Fund.  The Board further considered that, while the Acquiring Fund has adopted a 12b-1 Plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, the Cambria Trust’s Board of Trustees has not currently approved any payments under the 12b-1 Plan, and that the Target Fund does not have a 12b-1 plan.  The Board further noted that the Cambria Trust’s Board of Trustees will consider the approval of any future commencement of payments under the 12b-1 Plan.

The Experience and Expertise of the Investment Adviser.  The Board considered that Cambria is an experienced provider of investment advisory services with approximately $275.6 million in exchange-traded fund assets and $311.3 million in overall assets under management as of June 30, 2016 and that since 2006, Cambria has offered a variety of services and products, including separate account management and exchange-traded funds.  The Board also considered that there are currently nine series of the Cambria Trust, including the Acquiring Fund.

Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences to the Funds and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of any fractional shares held by shareholders).

Other Alternatives.  The Board considered several alternatives to the Reorganization that were identified by ALPS Advisors and discussed with counsel.  After considering the merits and viability of these other alternatives, the Board agreed with ALPS Advisors’ assessment that the possible alternatives were less desirable than the Reorganization.

Based on the foregoing, Board determined that the Reorganization as proposed by ALPS Advisors is the best alternative for the Target Fund at this time and is in the best interests of the Target Fund and its shareholders.  The Board approved the Reorganization, subject to approval by shareholders of the Target Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented.  Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Proxy Statement as Appendix A.

The Plan

The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund (or cash in exchange for any fractional shares of the Target Fund) of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares (and cash in lieu of any fractional shares) issued in the exchange will equal the aggregate NAV of the Target Fund immediately prior to the Reorganization.  Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders (and cash in lieu of any fractional shares held by shareholders) by the Cambria Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund (and cash with respect to any fractional shares) to those accounts in complete liquidation of the Target Fund.  The outstanding shares of the Target Fund held by the shareholders will then be redeemed and canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund (and cash with respect to any fractional shares) equal in value to his or her holdings in the Target Fund immediately before the Reorganization.  Fractional shares, if any, will not be issued and will instead be delivered in cash.  Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined as of the close of regular trading on the NYSE on the business day immediately preceding the closing date of the Reorganization, and will be determined in accordance with the valuation methodologies described in the Target Fund Prospectus and SAI, as may be supplemented.  Dhandho Funds LLC will bear all of the expenses related to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Elevation Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below).  Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about December 12, 2016, or another date agreed to by the Elevation Trust and the Cambria Trust.  The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of the Elevation Trust, on behalf of the Target Fund, and the Cambria Trust, on behalf of the Acquiring Fund.

Federal Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund:

1.	the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares and cash in lieu of fractional shares, if any, in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

2.	no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

3.	no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code;

4.	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange pursuant to Section 362(b) of the Code;

5.	the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

6.	no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares (including fractional shares, if any, to which they may be entitled, except with respect to cash in lieu of fractional shares, if any) pursuant to Section 354(a) of the Code;

7.	the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

8.	the holding period of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

9.	the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund share. The Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund share and the Acquiring Fund shareholder’s tax basis in Target Fund shares allocable to the fractional Acquiring Fund share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund shares is more than one year as of the date of the Reorganization.

The advice of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Description of the Acquiring Fund’s Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Fund as of September 30, 2016 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization are as follows:

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$2,526,664.21	$2,526,664.21
Shares Outstanding	102,000	102,000
Net Asset Value per Share	$24.77122	$24.77122

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Fund, see “Introduction–Elevation ETF Trust” and “Tax-Advantaged Product Structure” in the Target Fund Prospectus and “General Description of the Trust and the Fund” and “Exchange Listing and Trading” in the Target Fund SAI, which are incorporated by reference herein.  For a general discussion of the operation and organization of the Acquiring Fund, see “Additional Information About the Fund–Tax-Advantaged Product Structure” in the Acquiring Fund Prospectus which accompanies this Proxy Statement and “Trust and Fund Overview” in the Acquiring Fund SAI, which is incorporated by reference herein.

Additional Information about Investment Strategies and Risks

For additional information about the Target Fund’s investment strategies and risks, see “Dhandho Junoon ETF–Additional Information about Principal Investment Strategies,” “Secondary Investment Strategies,” and “Additional Risk Considerations” in the Target Fund Prospectus and “Investment Policies and Risks” in the Target Fund SAI, which are incorporated by reference herein.  For additional information about the Acquiring Fund’s investment strategies and risks, see “Additional Information about the Fund–Additional Information about the Fund’s Investment Strategies and Risks” and “Additional Non-Principal Risk Information” in the Acquiring Fund Prospectus, which accompanies this Proxy Statement, and “Investment Objectives, Investment Strategies and Risks” in the Acquiring Fund SAI, which is incorporated by reference herein.

Rights of the Funds’ Shareholders

The Elevation Trust is not required to hold annual meetings of shareholders.  Each Target Fund share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund shares have no preemptive, exchange, subscription or conversion rights and are freely transferable.  For a description of other significant attributes of shares of the Target Fund see “Additional Information Concerning the Trust” in the Target Fund SAI, which is incorporated by reference herein.

The Cambria Trust is not required to hold meetings of shareholders. Shares of the Acquiring Fund have equal voting rights.  Acquiring Fund shares are freely transferable.  Shares of the Acquiring Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund see “Additional Information Concerning Shares–Organization and Description of Shares of Beneficial Interest” in the Acquiring Fund SAI, which is incorporated by reference herein.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “How to Buy and Sell Shares–Pricing Fund Shares” in the Target Fund Prospectus and “Pricing Fund Shares” in the Acquiring Fund Prospectus.

Dividends, Other Distributions and Taxes

The Target Fund intends to distribute income dividends, if any, to shareholders annually and net capital gains distributions, if any, at least annually.  The Acquiring Fund generally intends to pay out dividends from its net investment income, if any, and distribute its net capital gains, if any, to shareholders annually.

For a discussion of the Target Fund’s policies with respect to dividends and distributions, and tax considerations, see “How to Buy and Sell Shares–Distributions” and “Federal Income Taxation” in the Target Fund Prospectus, which is incorporated by reference herein.  For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and tax considerations, see “Dividends, Other Distributions and Taxes” in the Acquiring Fund Prospectus which accompanies this Proxy Statement.

Disclosure of Portfolio Holdings and Premium/Discount Information

For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Other Information–Disclosure of Portfolio Holdings” and “Other Information–Premium/Discount Information” in the Target Fund Prospectus and “Additional Information Concerning the Trust” in the Target Fund SAI, which are incorporated by reference herein.  For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Fund Website and Disclosure of Portfolio Holdings” in the Acquiring Fund Prospectus, which accompanies this Proxy Statement, and “Disclosure of Portfolio Holdings” in the Acquiring Fund SAI, which is incorporated by reference herein.

Frequent Purchases and Redemptions

For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Active Investors and Market Timing” in the Acquiring Fund Prospectus, which accompanies this Proxy Statement.

Underlying Index

Indxx LLC is the Index Provider of the Underlying Index.  For information regarding the Underlying Index, see “Dhandho Junoon ETF–Underlying Index Description” in the Target Fund Prospectus, which is incorporated by reference herein and “Additional Information about the Fund–Additional Information about the Underlying Index” in the Acquiring Fund Prospectus, which accompanies this Proxy Statement.

Fund Sponsor, Trademark License and Disclaimers

Dhandho Funds LLC (“Dhandho”) and the Index Provider act as brand licensor for the Underlying Index.  Dhandho has entered into a sub-license agreement with ALPS Advisors and will enter into a sub-license agreement with Cambria under which Dhandho agrees to sub-license the use of the Underlying Index to ALPS Advisors and Cambria, respectively.  The Underlying Index, the Index Provider and Dhandho are not affiliated with the Elevation Trust or the Cambria Trust, or any of the investment advisers or distributors of the Funds. For descriptions of the sub-licensing and other agreements and disclaimers provided by each Fund, see “Index Provider” and “Disclaimers” in the Target Fund Prospectus, which is incorporated by reference herein, and “Fund Sponsor,” “Index Provider” and “Disclaimers” in the Acquiring Fund Prospectus, which accompanies this Proxy Statement.

Investments by Other Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. The SEC has issued exemptive orders to the Elevation Trust and the Cambria Trust permitting registered investment companies to invest in exchange-traded funds offered by each Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the relevant Trust.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Fund, see “Financial Highlights” which is appended to this Proxy Statement as Appendix B.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Fund by the Elevation Trust Board of Trustees for the Special Meeting to be held on Monday, December 5, 2016, at 9:00 a.m. Mountain Time at the principal executive offices of the Elevation Trust located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Board has fixed the close of business on October 25, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of the Target Fund was [          ].  Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement.  Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.

HOW TO VOTE

You can vote your shares by mail, by the internet and by automated touchtone as set forth below:

•	Mail: To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

Thirty percent (30%), of the outstanding shares of the Target Fund will be considered a quorum for the transaction of business.  If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum.  In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals).

Abstentions and broker non-votes will be treated as shares voted against the proposal.  Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

SOLICITATION OF PROXIES

The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Dhandho, who will not be paid for these services.  Computershare has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $4,000, exclusive of printing costs.  Dhandho will bear the expenses relating to the Reorganization, including the costs of retaining Computershare.

OTHER INFORMATION

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS

The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Elevation ETF Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203 within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Elevation Trust within a reasonable time before a solicitation is made.  Timely submission of a proposal does not necessarily mean that the proposal will be included.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

INFORMATION FILED WITH THE SEC

Reports and other information filed by the Elevation Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.  These documents and other information concerning the Elevation Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

APPENDIX A

 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this ___ day of __________, 2016 by and among (i) Elevation ETF Trust (the “Elevation Trust”), on behalf of its series Dhandho Junoon ETF (the “Target Fund”), (ii) Cambria ETF Trust (the “Cambria Trust”), on behalf of its series Dhandho Junoon ETF (the “Acquiring Fund”) and (iii) solely for the purposes of Section 9.1 of this Agreement, Dhandho Funds LLC (“Dhandho”).

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Target Fund’s liabilities, (b) the corresponding shares of the Acquiring Fund of equal value (taking into account cash in lieu of fractional shares, if any) to the net assets of the Target Fund being acquired and (c) cash in lieu of fractional shares, if any, and (ii) the Target Fund will distribute the shares of the Acquiring Fund and cash in lieu of fractional shares, if any, to Shareholders of the Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, a “Reorganization”);

WHEREAS, the Target Fund and the Acquiring Fund are open-end, registered investment companies of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Plan of Transaction

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a) except that cash shall be delivered in lieu of fractional shares, if any; and (ii) to assume all of the liabilities of the Target Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). Acquiring Fund Shares shall be delivered to the Target Fund in a Creation Unit aggregation only, meaning, for purposes of the Reorganization only, a specified block of [      ] Acquiring Fund Shares (a “Creation Unit Aggregation”).

The Target Fund will distribute the Acquiring Fund Shares and cash in lieu of fractional shares, if any, received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1(a)) (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any.

(c) The Target Fund will endeavor to the extent practicable to discharge all of its liabilities and obligations that are accrued prior to the Closing Date. The Acquiring Fund will assume all of the Target Fund’s liabilities not so discharged (whether or not reflected on the Closing Statement of Assets and Liabilities).

(d) Immediately after the transfer of Assets provided for in Section 1.1(a), the Target Fund will distribute to the Target Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.

(e) Notwithstanding anything to the contrary herein fractional Acquiring Fund Shares will not be issued to the Target Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring Fund Shares to any Target Fund Shareholder results in fractional shares, such Target Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing. All issued and outstanding Target Fund Shares, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of the Elevation Trust.

(b) The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1(a).

(c) All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s pricing agent.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on _____________, 2016, or such other date as the parties may agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange, on the Closing Date, unless otherwise agreed to by the parties.

3.2. With respect to the Reorganization:

(a) The Target Fund shall cause State Street Bank and Trust Company, the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund.  The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Fund shall cause State Street Bank and Trust Company, the transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by the Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Elevation Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Cambria Trust and the Acquiring Fund as follows:

(a) The Elevation Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Declaration of Trust of the Elevation Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the Shareholders of the Target Fund, to carry out the Agreement. The Target Fund is a separate series of the Elevation Trust duly designated in accordance with the applicable provisions of the Elevation Trust’s Declaration of Trust.  The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund.  The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund;

(b) The Elevation Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Elevation Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and state securities laws;

(d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result (i) in violation of Delaware law or of the Elevation Trust’s Declaration of Trust or the by-laws of the Target Fund, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Target Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Target Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i)        For each taxable year of its operation, if any, the Target Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Target Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

(ii)       All Federal, state, local, foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all Federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof.

(iii)       There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund.

(iv)       No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all Federal, state and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete;

 (k) As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(l) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Elevation Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Elevation Trust, on behalf of the Target Fund, and subject to the approval of the Target Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(p) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(q) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(r) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to the Target Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with the information that was furnished by the Cambria Trust on behalf of the Acquiring Fund for use therein; and

(s) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Target Fund or any of its properties, assets, trustees, officers, employees or agents: that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2. The Cambria Trust, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to the Elevation Trust and its Target Fund as follows:

(a) The Cambria Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Cambria Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Cambria Trust duly designated in accordance with the applicable provisions of the Cambria Trust’s Declaration of Trust. The Cambria Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Cambria Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Cambria Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and the Cambria Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d) The Cambria Trust is not, and the execution, delivery and performance of this Agreement by the Cambria Trust will not result (i) in violation of Delaware law or of the Cambria Trust’s Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) The Acquiring Fund is, and will be at the time of Closing, a new series of the Cambria Trust, without assets (other than nominal seed capital held to facilitate its organization or maintain its legal existence) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals;

(f) By the Closing, the Cambria Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Cambria Trust, on behalf of the Acquiring Fund, and subject to the approval of Shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Cambria Trust;

(i) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(j) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(l) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(n) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to the Cambria Trust and the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(o) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents: that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) The Elevation Trust will call a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) The Acquiring Fund and the Target Fund covenant to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the “N-14 Registration Statement”) in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplate herein. The Cambria Trust will file the N-14 Registration Statement, including a proxy statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

(d) The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f) If requested by the Acquiring Fund, the Elevation Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the Shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each Shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each Shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each Shareholder, for all of the Shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i) If requested by the Acquiring Fund, the Elevation Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

(k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local Tax Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(l) If requested by the Acquiring Fund, the Elevation Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax Authority and (b) legal opinions.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of the Elevation Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Cambria Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Cambria Trust shall have delivered to the Elevation Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Elevation Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Cambria Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Cambria Trust and the Acquiring Fund, on or before the Closing Date;

(d) A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Following the Reorganization, a “Creation Unit” shall consist of 50,000 Acquiring Fund Shares; and

(e) The Target Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

(i)        the Cambria Trust is registered as an open-end management investment company under the 1940 Act;

(ii)       the Cambria Trust is a statutory trust duly organized and validly existing in good standing under the laws of the State of Delaware;

(iii)      the Acquiring Fund has been duly designated as a separate series of the Cambria Trust;

(iv)      the Cambria Trust has the trust power and trust authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(v)       this Agreement has been duly authorized, executed and delivered by the Cambria Trust, on behalf of the Acquiring Fund, and is a valid and binding agreement of the Cambria Trust, on behalf of the Acquiring Fund, enforceable against the Cambria Trust, on behalf of the Acquiring Fund, in accordance with its terms;

(vi)      the execution and delivery by the Cambria Trust, on behalf of the Target Fund, of this Agreement and consummation by the Acquiring Fund of the transaction contemplated thereby, including the issuance of the Acquiring Fund Shares, will not (i) conflict with the Cambria Trust’s Declaration of Trust, the by-laws of the Cambria Trust or any instrument designating the Acquiring Fund as a series of the Cambria Trust or (ii) violate or conflict with, or result in any contravention of, any law, regulation or order applicable to the Acquiring Fund; and

(vii)      no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery of the Agreement by the Acquiring Fund of the transactions contemplated thereby.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of the Cambria Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Elevation Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c) The Elevation Trust shall have delivered to the Cambria Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Cambria Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) If requested by Acquiring Fund, the Elevation Trust, on behalf of the Target Fund, shall have delivered to the Cambria Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Elevation Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e) State Street Bank and Trust, the Target Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of State Street Bank and Trust;

(f) State Street Bank and Trust, the Target Fund’s transfer agent shall have delivered the certificates contemplated by Sections 3.2 (b) of this Agreement, duly executed by an authorized officer of State Street Bank and Trust;

(g) The Elevation Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Elevation Trust and the Target Fund, on or before the Closing Date; and

(h) The Acquiring Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i)         the Elevation Trust is registered as an open-end management investment company under the 1940 Act;

(ii)        the Elevation Trust is duly organized and validly existing in good standing under the laws of the State of Delaware;

(iii)       the Target Fund has been duly designated as a separate series of the Elevation Trust;

(iv)       the Elevation Trust has been the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(v)        this Agreement has been duly authorized, executed and delivered by the Elevation Trust, on behalf of the Target Fund and is a valid and binding agreement of the Target Fund, enforceable against the Elevation Trust, on behalf of the Target Fund in accordance with its terms;

(vi)       the execution and delivery by the Elevation Trust, on behalf of the Target Fund, of this Agreement and consummation by the Acquiring Fund of the transactions contemplated thereby will not (i) conflict with the Elevation Trust’s Declaration of Trust or the By-Laws of the Elevation Trust or any instrument designating the Target Fund as a series of the Elevation Trust or; (ii) violate or conflict with, or result in any contravention of, any law, regulation or order applicable to the Target Fund; and

(vii)      no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery of this Agreement by the Acquiring Fund of the transactions contemplated thereby.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Cambria Trust or Elevation Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Elevation Trust’s Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Elevation Trust’s or the Cambria Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. A registration statement on Form N-14 under the 1933 Act properly registering the Acquiring Fund Shares to be issued in connection with the Reorganization shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Elevation Trust and the Cambria Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that with respect to the Target Fund and the Acquiring Fund for federal income tax purposes:

(i)                the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares and cash in lieu of fractional shares, if any, in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)               no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

(iii)             no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(iv)             the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange pursuant to Section 362(b) of the Code;

(v)               the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vi)              no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares for the Acquiring Fund Shares (including fractional shares, if any, to which they may be entitled, except with respect to cash in lieu of fractional shares, if any) pursuant to Section 354(a) of the Code;

(vii)            the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(viii)           the holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares, if any, to which they may be entitled) will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(ix)              the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.5.

9.	FEES AND EXPENSES; INDEMNIFICATION

9.1. Dhandho or an affiliate of Dhandho will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated.  The costs of the Reorganization shall include, but shall not be limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization, legal fees, accounting fees, and expenses of soliciting Target Fund Shareholders and holding meetings of the Target Fund Shareholders (and adjournments thereof).  For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

9.2. The Cambria Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Elevation Trust and the members of the Elevation Trust’s Board of Trustees and the Elevation Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Elevation Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Cambria Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Cambria Trust or the members of the Cambria Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by the Cambria Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3. The Elevation Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Cambria Trust and the members of the Cambria Trust’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Cambria Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Elevation Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Elevation Trust or the members of the Elevation Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by the Elevation Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Elevation Trust’s Declaration of Trust or the Cambria Trust’s Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Elevation ETF Trust,
on behalf of its series Dhandho Junoon ETF

By:
Name:
Title:

Cambria ETF Trust,
on behalf of its series Dhandho Junoon ETF

By:
Name:
Title:

Dhandho Funds, LLC,
solely for the purposes of Section 9.1 of this Agreement

By:
Name:
Title:

APPENDIX B

 FINANCIAL HIGHLIGHTS OF THE TARGET FUND

The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization.  Unaudited financial highlights of the Target Fund are included in the Target Fund Semi-Annual Report, which is incorporated herein by reference.
B-1

APPENDIX C

 OWNERSHIP OF SHARES OF THE TARGET FUND

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Elevation Trust’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares
[____]	[____]	[____]%

[As of the Record Date, the Officers and Trustees of the Elevation Trust, as a group, owned less than 1% any of the outstanding shares of the Target Fund.]
C-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
[     ], 2016

For the Reorganization of
Dhandho Junoon ETF
a series of Elevation ETF Trust

1290 Broadway
Suite 1100
Denver, Colorado 80203
(303) 623-2577

Into

Dhandho Junoon ETF
a series of Cambria ETF Trust

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(310) 683-5500

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Dhandho Junoon ETF, a series of Elevation ETF Trust	Dhandho Junoon ETF, a series of Cambria ETF Trust

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Dhandho Junoon ETF (the “Target Fund”), a series of Elevation ETF Trust, into the identically-named Dhandho Junoon ETF (the “Acquiring Fund”), a series of Cambria ETF Trust.  In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund (and cash in lieu of fractional shares) and the Acquiring Fund’s assumption of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated [                    ], 2016 (the “Proxy Statement”), relating to the Reorganization.  To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call 1-844-808-3557.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below.  The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports, may be obtained when available, without charge, upon request by calling 855-ETF-INFO (383-4636) or visiting www.dhandhofunds.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

•	the Semi-Annual Report for the Target Fund for the period from April 1, 2016 (commencement of operations) to April 30, 2016;

•	the Statement of Additional Information of the Target Fund, dated March 31, 2016, as amended and supplemented; and

•	the Statement of Additional Information of the Acquiring Fund, dated [October 12], 2016, as amended and supplemented.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly created series of Cambria ETF Trust, which does not have any assets or liabilities.

Form of Proxy

[Subject to review by proxy solicitor.]	Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at http://www.proxyvote.com and follow the on-line instructions. If you vote by internet, you do not have to return your Proxy Card.
Vote by Automated Touchtone
Please call us toll-free at [ ], and follow the instructions provided. If you vote by telephone, you do not have to return your Proxy Card.
Vote by Mail
Mark, sign and date your Proxy Card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

Dhandho Junoon ETF
a series of Elevation ETF Trust

Proxy for a Special Meeting of Shareholders
December 5, 2016

The undersigned Shareholder(s) hereby appoint(s) Abigail J. Murray and Andrea E. Kuchli, (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the Dhandho Junoon ETF, a series of Elevation ETF Trust, managed by ALPS Advisors, Inc., to be held on Monday, December 5, 2016 at 9:00 a.m. Mountain Time, at the principal executive offices of the Elevation ETF Trust, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any postponements or adjournments thereof (the “Special Meeting”), to vote all of the shares of Dhandho Junoon ETF that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE ELEVATION ETF TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.

If you have any questions about these proxy materials or regarding how to vote your shares, please contact [our proxy information line toll-free at [                                        ].]

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity, or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that the proxy card accompanies.

Signature	Date

Signature	Date

IT IS IMPORTANT THAT PROXIES BE
 VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS
IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Monday, December 5, 2016: The Combined Proxy Statement and Prospectus, the Target Fund Prospectus, the Acquiring Fund Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders is available at: [                              ]

To vote, please fill in box as shown using black or blue ink or number 2 pencil. ■

THE ELEVATION ETF TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.

FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization approved by the Elevation ETF Trust’s Board of Trustees, which provides for the reorganization of the Dhandho Junoon ETF, a series of the Elevation ETF Trust, into the identically-named Dhandho Junoon ETF, a newly created series of the Cambria ETF Trust.
☐	☐	☐

Remember to  sign and date on the reverse side before mailing in your vote.

This proxy card is valid only when signed and dated.

PART C

OTHER INFORMATION

Item 15.	Indemnification:

Cambria ETF Trust (the “Registrant” or the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Trust Instrument dated as of September 9, 2011 (the “Trust Instrument”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “Securities Act” or the “1933 Act”), and the Investment Company Act of 1940, as amended. The Registrant’s Trust Instrument provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

In particular, Article IX, Sections 2 and 3 of the Registrant’s Trust Instrument provide as follows:

Section 2.	INDEMNIFICATION.

(a)	Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
1

(d)    To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section.

(e)    Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.	INDEMNIFICATION OF SHAREHOLDERS.

If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Section 9 of each Investment Advisory Agreement between the Registrant and Cambria Investment Management, L.P. provides:

(a) Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, director, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

(b) Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c) Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

2

(d) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

Section 8 of the Distribution Agreement between the Registrant and SEI Investments Distribution Co. provides, in part:

8.01                  Indemnification of Distributor. The Company agrees to indemnify, defend and hold harmless, the Distributor, each of its directors, officers, principals, representatives, employees and each person, if any, who controls, is controlled by or is under common control with, the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnified Parties”) from and against any and all losses, claims, damages or liabilities, joint or several, whatsoever (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Distributor Indemnified Parties may become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any document incorporated by reference therein or filed as an exhibit thereto, or any marketing literature or materials distributed on behalf of the Company with respect to the securities covered by the Prospectus (the “Covered Documents”) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor for any legal or other expenses reasonably incurred by the Distributor in connection with investigating or defending any such action or claim as such expenses are incurred and (ii) any breach of any representation, warranty or covenant made by the Company in this Agreement; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Covered Documents in reliance upon and in conformity with written information furnished to the Company by the Distributor expressly for use therein; and provided further that the Distributor shall not be entitled to indemnification from the Company or protected from liability under the Agreement related to any claim directly caused by Distributor’s, or its delegates’ gross negligence, bad faith, fraud, willful misconduct or criminal misconduct in the performance of the services hereunder.

8.04                    Contribution. If the indemnification provided for in this Section 8 is insufficient or unavailable to any Indemnified Party under this Section 8 in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Distributor on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Party failed to give the notice required under Section 8.3(a), above, then each indemnifying party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Distributor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Distributor on the other shall be deemed to be in the same proportion as the amount of gross proceeds received by the Company from the offering of the Shares under this Agreement (expressed in dollars) bears to the net proceeds received by the Distributor under this Agreement. The relative fault shall be determined by reference to, among other things, whether if applicable, any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Distributor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributor agree that it would not be just and equitable if contributions pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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8.05                   Consequential Damages. In no event and under no circumstances will either party to this Agreement be liable to anyone, including, without limitation, the other party, for consequential damages for any act or failure to act under any provision of this Agreement.

Insofar as indemnification for liability arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S.  Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)(a)	Registrant’s Certificate of Trust, dated September 9, 2011, is incorporated herein by reference to Exhibit (a)(i) of the Registrant’s initial registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0000898432-12-000511 on April 23, 2012.

(1)(b)	Registrant’s Trust Instrument, as adopted September 9, 2011, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 10 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-14-001417 on March 4, 2014.

(2)	Registrant’s By-laws, as adopted September 9, 2011, are incorporated herein by reference to Exhibit (b) of the Registrant’s initial registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0000898432-12-000511 on April 23, 2012.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Reference is made to Articles IV, V and VI of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws, which have been incorporated herein by reference to Exhibits (1)(b) and (2), respectively, of this Registration Statement.

(6)(a)	Investment Advisory Agreement dated March 3, 2014 between the Registrant and Cambria Investment Management, L.P. is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 10 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-14-001417 on March 4, 2014.

(6)(b)	Revised Appendix A to the Investment Advisory Agreement dated March 3, 2014 between the Registrant and Cambria Investment Management, L.P. is filed herewith.

(7)(a)	Distribution Agreement, dated August 30, 2012, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(i) of Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-16-015805 on July 29, 2016.
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(7)(b)	Amendment No. 1, dated June 1, 2014, to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 25 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-16-017648 on August 29, 2016.

(7)(c)	Amendment No. 2, dated September 16, 2014, to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co. is filed herewith.

(7)(d)	Amendment No. 3, dated March 8, 2016, to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co. is filed herewith.

(7)(e)	Form of Amendment No. 4 to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co. is filed herewith.

(7)(f)	Revised Schedule A t o the Distribution Agreement dated August 30, 2012 between Registrant and SEI Investments Distribution Co. is filed herewith.

(8)	Not applicable.

(9)	Custodian and Transfer Agent Agreement dated April 3, 2013 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-16-015805 on July 29, 2016.

(10)(a)	12b-1 Distribution and Service Plan, dated April 25, 2013, is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001144204-13-026100 on May 3, 2013.

(10)(b)	Revised Schedule A to the 12b-1 Distribution and Service Plan dated April 25, 2013 is filed herewith.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued, is filed herewith.

(12)	Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters, is filed herewith.

(13)(a)	Amended and Restated Administration Agreement, dated November 15, 2012, between the Registrant and SEI Investments Global Funds Services is filed herewith.

(13)(b)	Amendment No. 1, dated June 1, 2014, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services is filed herewith.

(13)(c)	Amendment No. 2, dated December 5, 2014, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services is filed herewith.

(13)(d)	Amendment No. 3, dated March 8, 2016, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services is filed herewith.
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(13)(e)	Amendment No. 4, dated July 19, 2016, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services is filed herewith.

(13)(f)	Form of Amendment No. 5 to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services is filed herewith.

(13)(g)	Revised Schedule I to the Administration Agreement dated August 30, 2012 between Registrant and SEI Investments Global Funds Services is filed herewith.

(14)	Consent of independent registered public accountants, Cohen & Company, Ltd., is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney for Messrs. Leake, Schmal, Richardson, and Rodriguez dated March 8, 2016 are incorporated herein by reference to Exhibit (q) of Post-effective Amendment No. 20 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-16-011886 on April 12, 2016.

(17)(a)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001144204-13-026100 on May 3, 2013.

17(b)	Code of Ethics of Cambria Investment Management, L.P. is incorporated herein by reference to Exhibit (p)(ii) of Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001144204-13-026100 on May 3, 2013.

17(c)	Code of Ethics of SEI Investments Distribution Co.is incorporated herein by reference to Exhibit (p)(iii) of Post-Effective Amendment No. 25 to the Registrant’s registration statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC via EDGAR Accession No. 0001398344-16-017648 on August 29, 2016.

17(d)	Prospectus and Statement of Additional Information for the Dhandho Junoon ETF are incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180879 and 811-22704), as filed with the SEC on October 12, 2016.

Item 17.	Undertakings:

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of El Segundo and State of California, on this 4th day of October 2016.

CAMBRIA ETF TRUST

By:	/s/ Eric W. Richardson
Name:	Eric W. Richardson
Title:	President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Peter Rodriguez	Principal Financial Officer	October 4, 2016
Peter Rodriguez*

/s/ Eric W. Richardson	President and Trustee	October 4, 2016
Eric W. Richardson

/s/ Eric Leake	Trustee	October 4, 2016
Eric Leake*

/s/ Dennis G. Schmal	Trustee	October 4, 2016
Dennis G. Schmal*

*	/s/ Eric W. Richardson
Eric W. Richardson
Attorney-in-Fact, Pursuant to Power of Attorney
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Exhibit Index

Exhibit Number	Exhibit:

EX-99.6B	Revised Appendix A to the Investment Advisory Agreement dated March 3, 2014 between the Registrant and Cambria Investment Management, L.P.

EX-99.7C	Amendment No. 2, dated December 5, 2014, to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co.

EX-99.7D	Amendment No. 3, dated March 8, 2016, to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co.

EX-99.7E	Form of Amendment No. 4 to the Distribution Agreement dated August 30, 2012 between the Registrant and SEI Investments Distribution Co.

EX-99.7F	Revised Schedule A t o the Distribution Agreement dated August 30, 2012 between Registrant and SEI Investments Distribution Co.

EX-99.10B	Revised Schedule A to the 12b-1 Distribution and Service Plan dated April 25, 2013

EX-99.11	Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued

EX-99.12	Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters

EX-99.13A	Amended and Restated Administration Agreement, dated November 15, 2012, between the Registrant and SEI Investments Global Funds Services

EX-99.13B	Amendment No. 1, dated June 1, 2014, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services

EX-99.13C	Amendment No. 2, dated December 5, 2014, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services

EX-99.13D	Amendment No. 3, dated March 8, 2016, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services

EX-99.13E	Amendment No. 4, dated July 19, 2016, to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services

EX-99.13F	Form of Amendment No. 5 to the Amended and Restated Administration Agreement dated November 15, 2012 between the Registrant and SEI Investments Global Funds Services

EX-99.13G	Revised Schedule I to the Administration Agreement dated August 30, 2012 between Registrant and SEI Investments Global Funds Services

EX-99.14	Consent of independent registered public accountants, Cohen & Company, Ltd.

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